Exhibit 3

                        VOTING AND LOCK-UP AGREEMENT
                        (FOR FOUNDING STOCKHOLDERS)

            This Voting and Lock-Up Agreement (this "Agreement") is made and entered into as of August 7, 2000 by and between Verizon Ventures I Inc., a Delaware corporation ("Parent"), and the stockholders named on the signature pages hereof (each a "Stockholder").

            WHEREAS, concurrently with the execution of this Agreement, Parent, Bell Atlantic Corporation (d/b/a Verizon Communications), Verizon Ventures II Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Subsidiary"), and NorthPoint Communications Group, Inc., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger dated as of August 7, 2000 (the "Merger Agreement"), providing for the merger of Merger Subsidiary with and into the Company (the "Merger"), pursuant to which the Company will become a wholly owned subsidiary of Parent;

            WHEREAS, each Stockholder is the sole record and beneficial owner of the number of shares of capital stock or other equity interests in the Company as is indicated on the applicable signature page of this Agreement (the "Shares"); and

            WHEREAS, in consideration of and to induce the execution of the Merger Agreement by Parent, each Stockholder agrees to certain transfer restrictions and voting requirements to facilitate consummation of the Merger as more fully described below.

            NOW, THEREFORE, in consideration of the mutual promises and the mutual covenants and agreements contained herein, the parties agree as follows:

            1. Agreement to Retain Shares. Except as expressly contemplated by the Merger Agreement, each Stockholder agrees not to transfer, pledge, hypothecate, sell, grant a security interest in, assign, exchange or offer to transfer or sell or otherwise dispose of, or encumber, grant any proxy or power of attorney, deposit any Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to any of the Shares at any time prior to consummation of the Merger or the Expiration Date, as defined herein; provided, however, that each Stockholder shall have the right to transfer, pledge, hypothecate, sell, grant a security interest in, assign, exchange or offer to transfer or sell or otherwise dispose of, or encumber up to 200,000 Shares in each calendar quarter, but shall not transfer, pledge, hypothecate, sell, grant a security interest in, assign, exchange or offer to transfer or sell or otherwise dispose of, or encumber more than 600,000 Shares in the aggregate pursuant to this proviso. The "Expiration Date" shall mean the date on which the Merger Agreement shall have been terminated pursuant to Article IX of the Merger Agreement.

            2. Agreement to Vote Shares. At any meeting of the stockholders of the Company called with respect to the Merger, the Merger Agreement and any other transactions contemplated thereby, and at any adjournment or adjournments thereof, and with respect to any consent or proxies solicited with respect to the Merger, the Merger Agreement and any other transactions contemplated thereby, each Stockholder shall vote the Shares (a) in favor of approval of the Merger Agreement, including any amendments thereto, and the Merger and any matter which could reasonably be expected to facilitate the Merger and (b) against any alternative transaction or any other matter which could reasonably be expected to facilitate the consummation of an alternative transaction. Each Stockholder, as the holder of Shares, shall be present, in person or by proxy, at all meetings of stockholders of the Company or at any adjournment or adjournments thereof so that all Shares are counted for the purpose of determining the presence of a quorum at such meetings.

            3. Irrevocable Proxy. Concurrently with the execution of this Agreement, each Stockholder agrees to deliver to Parent a proxy in the form attached hereto as Annex A (the "Proxy"), which shall be irrevocable to the extent provided therein; provided that the Proxy shall be revoked upon the Expiration Date. The Proxy shall be coupled with an interest in such obligations and in the interests in the Company to be purchased and sold pursuant to the Merger Agreement.

            4. Appraisal Rights. Each Stockholder hereby irrevocably waives any rights of appraisal with respect to the Merger or rights to dissent from the Merger that the Stockholder may have.

            5. Additional Purchases. For purposes of this Agreement, the term "Shares" shall include any shares of capital stock or other equity interests of the Company which the Stockholder purchases or otherwise acquires after the execution of this Agreement and prior to the Expiration Date, including, without limitation, by exercise of options or warrants.

            6. Representations, Warranties and Covenants of the Stockholder. Each Stockholder hereby represents, warrants and covenants to Parent that, except as specifically described on Annex B to this Agreement, each Stockholder (i) is the sole record and beneficial owner of the Shares, which at the date hereof and at all times until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances, (ii) does not own beneficially or of record any shares of stock or other equity interest of the Company other than the Shares and
(iii) has full power and authority to make, enter into, deliver and carry out the terms of this Agreement and the Proxy.

            7. Representations, Warranties and Covenants of Parent. Parent represents, warrants and covenants to each Stockholder that this Agreement
(i) has been authorized by all necessary corporate action on the part of Parent and has been duly executed by a duly authorized officer of Parent and (ii) constitutes the legal, valid and binding obligation of Parent. Neither the execution of this Agreement by Parent nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which Parent is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to Parent.

            8. Additional Documents. Each of the Stockholders and Parent hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent's legal counsel or such Stockholder, as the case may be, to carry out the intent of this Agreement.

            9. Consent and Waiver. Each Stockholder hereby gives any consent or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which such Stockholder is a party or pursuant to any rights such Stockholder may have.

            10.   Miscellaneous.

            (a) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

            (b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other.

            (c) Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

            (d) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies which may be available to Parent upon such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to it at law or in equity.

            (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by commercial overnight courier service, by confirmed telecopy, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

            (i)   if to Parent, to:

                  Verizon Ventures I Inc.
                  c/o Bell Atlantic Corporation (d/b/a Verizon Communications) 1717 Arch Street, 29th Floor
                  Philadelphia, Pennsylvania 19103
                  Attention:  Stephen E. Smith
                  Telecopy:  (215) 557-7249

                  with copies to:

                  Bell Atlantic Corporation (d/b/a Verizon Communications) 1095 Avenue of the Americas
                  New York, New York 10036
                  Attention:  Marianne Drost
                  Telecopy: (212) 764-2739

                  and

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, New York 10036
                  Attention:  Martha E. McGarry, Esq.
                  Telecopy:  (212) 735-2000

            (ii) if to any Stockholder, to the address set forth on the applicable signature page hereto;

            or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

            (f) Termination. This Agreement shall terminate upon the termination of the Merger Agreement in accordance with its terms.

            (g) Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

            (h) Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

            (i) Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

            (j) Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

                              VERIZON VENTURES I INC.


                              By:
                                  ----------------------------------
                                  Name:
                                  Title:


                              STOCKHOLDER


                              By:
                                  ----------------------------------
                                  Name:


                              Stockholder's Address for Notice:

                              --------------------------------------

                              --------------------------------------

                              --------------------------------------


Shares owned beneficially and of record:

______ shares of Common Stock
______ shares of Common Stock issuable pursuant to warrants
______ any other direct or indirect equity interests in the Company
       (please specify)


                          IRREVOCABLE PROXY

            The undersigned holder of shares of capital stock or other equity interests (the "Stockholder") of NorthPoint Communications Group, Inc., a Delaware corporation (the "Company"), hereby irrevocably appoints and constitutes Philip Seskin, Stephen E. Smith and Mark A. Smith, and each of them (the "Proxy Holders"), the agents and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock or other equity interests beneficially owned by the undersigned, which shares are listed below (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy is terminated, to vote the Shares as follows:

            The agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of the stockholders of the Company, and in every written consent in lieu of such a meeting, or otherwise, (a) in favor of approval of the Merger (as defined in the Voting and Lock-Up Agreement, dated as of August 7, 2000 (the "Voting Agreement"), between the stockholders named therein and Verizon Ventures I Inc. ("Parent")) and that certain Agreement and Plan of Merger, including any amendments thereto (the "Merger Agreement"), dated as of August 7, 2000, by and among Parent, Verizon Ventures II Inc., the Company and Bell Atlantic Corporation (d/b/a Verizon Communications), and any matter which could reasonably be expected to facilitate the Merger and (b) against any alternative transaction or any other matter which could reasonably be expected to facilitate the consummation of an alternative transaction. The Proxy Holders may not exercise this proxy on any other matter. The Stockholder may vote the Shares on all such other matters.

            The proxy granted by the Stockholder to the Proxy Holders hereby is granted as of the date of this proxy in order to secure the obligations of the Stockholder set forth in Section 2 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in the Company pursuant to the Merger Agreement. This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms.

            Upon the execution hereof, all prior proxies in conflict with this proxy given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.

            Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The Stockholder authorizes the Proxy Holders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the stockholders of the Company.

                                 * * * * *


            This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned.

Dated:  August 7, 2000

                              STOCKHOLDER


                              By:
                                  ----------------------------------
                                  Name:


Shares owned beneficially and of record:

________ shares of Common Stock
________ shares of Common Stock issuable pursuant to warrants
________ any other direct or indirect equity interests in the Company
         (please specify)


                                  ANNEX B

            ENCUMBRANCES UPON THE SHARES HELD BY THE UNDERSIGNED
                                                                  Exhibit 3

                        VOTING AND LOCK-UP AGREEMENT
                        (FOR FOUNDING STOCKHOLDERS)

            This Voting and Lock-Up Agreement (this "Agreement") is made and entered into as of August 7, 2000 by and between Verizon Ventures I Inc., a Delaware corporation ("Parent"), and the stockholders named on the signature pages hereof (each a "Stockholder").

            WHEREAS, concurrently with the execution of this Agreement, Parent, Bell Atlantic Corporation (d/b/a Verizon Communications), Verizon Ventures II Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Subsidiary"), and NorthPoint Communications Group, Inc., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger dated as of August 7, 2000 (the "Merger Agreement"), providing for the merger of Merger Subsidiary with and into the Company (the "Merger"), pursuant to which the Company will become a wholly owned subsidiary of Parent;

            WHEREAS, each Stockholder is the sole record and beneficial owner of the number of shares of capital stock or other equity interests in the Company as is indicated on the applicable signature page of this Agreement (the "Shares"); and

            WHEREAS, in consideration of and to induce the execution of the Merger Agreement by Parent, each Stockholder agrees to certain transfer restrictions and voting requirements to facilitate consummation of the Merger as more fully described below.

            NOW, THEREFORE, in consideration of the mutual promises and the mutual covenants and agreements contained herein, the parties agree as follows:

            1. Agreement to Retain Shares. Except as expressly contemplated by the Merger Agreement, each Stockholder agrees not to transfer, pledge, hypothecate, sell, grant a security interest in, assign, exchange or offer to transfer or sell or otherwise dispose of, or encumber, grant any proxy or power of attorney, deposit any Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to any of the Shares at any time prior to consummation of the Merger or the Expiration Date, as defined herein; provided, however, that each Stockholder shall have the right to transfer, pledge, hypothecate, sell, grant a security interest in, assign, exchange or offer to transfer or sell or otherwise dispose of, or encumber up to 200,000 Shares in each calendar quarter, but shall not transfer, pledge, hypothecate, sell, grant a security interest in, assign, exchange or offer to transfer or sell or otherwise dispose of, or encumber more than 600,000 Shares in the aggregate pursuant to this proviso. The "Expiration Date" shall mean the date on which the Merger Agreement shall have been terminated pursuant to Article IX of the Merger Agreement.

            2. Agreement to Vote Shares. At any meeting of the stockholders of the Company called with respect to the Merger, the Merger Agreement and any other transactions contemplated thereby, and at any adjournment or adjournments thereof, and with respect to any consent or proxies solicited with respect to the Merger, the Merger Agreement and any other transactions contemplated thereby, each Stockholder shall vote the Shares (a) in favor of approval of the Merger Agreement, including any amendments thereto, and the Merger and any matter which could reasonably be expected to facilitate the Merger and (b) against any alternative transaction or any other matter which could reasonably be expected to facilitate the consummation of an alternative transaction. Each Stockholder, as the holder of Shares, shall be present, in person or by proxy, at all meetings of stockholders of the Company or at any adjournment or adjournments thereof so that all Shares are counted for the purpose of determining the presence of a quorum at such meetings.

            3. Irrevocable Proxy. Concurrently with the execution of this Agreement, each Stockholder agrees to deliver to Parent a proxy in the form attached hereto as Annex A (the "Proxy"), which shall be irrevocable to the extent provided therein; provided that the Proxy shall be revoked upon the Expiration Date. The Proxy shall be coupled with an interest in such obligations and in the interests in the Company to be purchased and sold pursuant to the Merger Agreement.

            4. Appraisal Rights. Each Stockholder hereby irrevocably waives any rights of appraisal with respect to the Merger or rights to dissent from the Merger that the Stockholder may have.

            5. Additional Purchases. For purposes of this Agreement, the term "Shares" shall include any shares of capital stock or other equity interests of the Company which the Stockholder purchases or otherwise acquires after the execution of this Agreement and prior to the Expiration Date, including, without limitation, by exercise of options or warrants.

            6. Representations, Warranties and Covenants of the Stockholder. Each Stockholder hereby represents, warrants and covenants to Parent that, except as specifically described on Annex B to this Agreement, each Stockholder (i) is the sole record and beneficial owner of the Shares, which at the date hereof and at all times until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances, (ii) does not own beneficially or of record any shares of stock or other equity interest of the Company other than the Shares and
(iii) has full power and authority to make, enter into, deliver and carry out the terms of this Agreement and the Proxy.

            7. Representations, Warranties and Covenants of Parent. Parent represents, warrants and covenants to each Stockholder that this Agreement
(i) has been authorized by all necessary corporate action on the part of Parent and has been duly executed by a duly authorized officer of Parent and (ii) constitutes the legal, valid and binding obligation of Parent. Neither the execution of this Agreement by Parent nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which Parent is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to Parent.

            8. Additional Documents. Each of the Stockholders and Parent hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent's legal counsel or such Stockholder, as the case may be, to carry out the intent of this Agreement.

            9. Consent and Waiver. Each Stockholder hereby gives any consent or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which such Stockholder is a party or pursuant to any rights such Stockholder may have.

            10.   Miscellaneous.

            (a) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

            (b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other.

            (c) Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

            (d) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies which may be available to Parent upon such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to it at law or in equity.

            (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by commercial overnight courier service, by confirmed telecopy, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

            (i)   if to Parent, to:

                  Verizon Ventures I Inc.
                  c/o Bell Atlantic Corporation (d/b/a Verizon Communications) 1717 Arch Street, 29th Floor
                  Philadelphia, Pennsylvania 19103
                  Attention:  Stephen E. Smith
                  Telecopy:  (215) 557-7249

                  with copies to:

                  Bell Atlantic Corporation (d/b/a Verizon Communications) 1095 Avenue of the Americas
                  New York, New York 10036
                  Attention:  Marianne Drost
                  Telecopy: (212) 764-2739

                  and

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, New York 10036
                  Attention:  Martha E. McGarry, Esq.
                  Telecopy:  (212) 735-2000

            (ii) if to any Stockholder, to the address set forth on the applicable signature page hereto;

            or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

            (f) Termination. This Agreement shall terminate upon the termination of the Merger Agreement in accordance with its terms.

            (g) Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

            (h) Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

            (i) Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

            (j) Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

                              VERIZON VENTURES I INC.


                              By:
                                  ----------------------------------
                                  Name:
                                  Title:


                              STOCKHOLDER


                              By:
                                  ----------------------------------
                                  Name:


                              Stockholder's Address for Notice:

                              --------------------------------------

                              --------------------------------------

                              --------------------------------------


Shares owned beneficially and of record:

______ shares of Common Stock
______ shares of Common Stock issuable pursuant to warrants
______ any other direct or indirect equity interests in the Company
       (please specify)


                          IRREVOCABLE PROXY

            The undersigned holder of shares of capital stock or other equity interests (the "Stockholder") of NorthPoint Communications Group, Inc., a Delaware corporation (the "Company"), hereby irrevocably appoints and constitutes Philip Seskin, Stephen E. Smith and Mark A. Smith, and each of them (the "Proxy Holders"), the agents and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock or other equity interests beneficially owned by the undersigned, which shares are listed below (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy is terminated, to vote the Shares as follows:

            The agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of the stockholders of the Company, and in every written consent in lieu of such a meeting, or otherwise, (a) in favor of approval of the Merger (as defined in the Voting and Lock-Up Agreement, dated as of August 7, 2000 (the "Voting Agreement"), between the stockholders named therein and Verizon Ventures I Inc. ("Parent")) and that certain Agreement and Plan of Merger, including any amendments thereto (the "Merger Agreement"), dated as of August 7, 2000, by and among Parent, Verizon Ventures II Inc., the Company and Bell Atlantic Corporation (d/b/a Verizon Communications), and any matter which could reasonably be expected to facilitate the Merger and (b) against any alternative transaction or any other matter which could reasonably be expected to facilitate the consummation of an alternative transaction. The Proxy Holders may not exercise this proxy on any other matter. The Stockholder may vote the Shares on all such other matters.

            The proxy granted by the Stockholder to the Proxy Holders hereby is granted as of the date of this proxy in order to secure the obligations of the Stockholder set forth in Section 2 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in the Company pursuant to the Merger Agreement. This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms.

            Upon the execution hereof, all prior proxies in conflict with this proxy given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.

            Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The Stockholder authorizes the Proxy Holders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the stockholders of the Company.

                                 * * * * *


            This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned.

Dated:  August 7, 2000

                              STOCKHOLDER


                              By:
                                  ----------------------------------
                                  Name:


Shares owned beneficially and of record:

________ shares of Common Stock
________ shares of Common Stock issuable pursuant to warrants
________ any other direct or indirect equity interests in the Company
         (please specify)


                                  ANNEX B

            ENCUMBRANCES UPON THE SHARES HELD BY THE UNDERSIGNED